                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         MARCH 22, 2001 (MARCH 21, 2001)


                         AEGIS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                      0-14315                         75-2050538

(STATE OR OTHER                 (COMMISSION                     (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)


             7880 BENT BRANCH DRIVE, SUITE 150, IRVING, TEXAS  75063
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                               (972) 830-1800


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ITEM 5.  OTHER EVENTS.

        On March 21, 2001, the Registrant announced that Stanton D. Anderson, a partner with the law firm of McDermott, Will, & Emery, had been elected to the Registrant's Board of Directors, replacing Robert Denious who had resigned from the board. The Registrant issued a press release announcing this event on March 21, 2001, a copy of which is attached as Exhibit 99.1.

        Also on March 21, 2001, the Registrant announced that the Registrant's board of directors had established a special independent committee of board members to consider the previously announced offer dated March 1, 2001 from an acquisition group made up of Aegis' principal stockholders to purchase all of the outstanding shares not already owned by the acquisition group at a price of $1.00 per share in cash. The special committee consists of two independent board members, Josh S. Weston and Stanton D. Anderson. The committee will engage its own independent financial advisor and legal counsel as it considers the offer and assesses any other alternatives that the special committee believes may be available and in the best interests of the Registrant. The committee has been granted the authority to accept or reject or to negotiate modifications to the offer on behalf of the Registrant. The Registrant anticipates that the review of the special committee will take approximately thirty to sixty days. The Registrant issued a press release announcing this event on March 21, 2001, a copy of which is attached as Exhibit 99.2.

        The Registrant also received a letter from Questor Management Company dated March 13, 2001 stating reasons that Questor believes its proposal is fair to, and in the best interests of, the Registrant and its public stockholders. A copy of Questor's letter is attached as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

            99.1 Press release dated March 21, 2001 regarding election of Stanton D. Anderson to the Registrant's board of directors
            99.2 Press release dated March 21, 2001 regarding the formation of a Special Committee to consider the previously announced offer dated March 1, 2001 from an acquisition group made up of the Registrant's principal stockholders to purchase all of the outstanding shares not already owned by the acquisition group at a price of $1.00 per share in cash
            99.3  Letter from Questor Management Company dated March 13, 2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated:  March 22, 2001          AEGIS COMMUNICATIONS
                                        GROUP, INC.


                                        By: /s/ Michael J. Graham
                                           ----------------------------------
                                                Michael J. Graham
                                                EXECUTIVE VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER



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                               INDEX TO EXHIBITS

Exhibit
Number                                  Description
-------                                 -----------
 99.1           Press release dated March 21, 2001 regarding election of
                Stanton D. Anderson to  the Registrant's board of directors
 99.2           Press release dated March 21, 2001 regarding the formation of a Special Committee to consider the previously announced offer dated March 1, 2001 from an acquisition group made up of the
                Registrant's principal stockholders to purchase all of the outstanding shares not already owned by the acquisition group at a price of $1.00 per share in cash
 99.3           Letter from Questor Management Company dated March 13, 2001